                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                             CHART INDUSTRIES, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

--------------------------------------------------------------------------------
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                                 [CHART LOGO]

                             CHART INDUSTRIES, INC.

                  35555 Curtis Boulevard, Eastlake, Ohio 44095



                                                                  March 31, 1997



To the Stockholders of Chart Industries, Inc.:

     The Annual Meeting of Stockholders of Chart Industries, Inc. will be held at 10:00 A.M. (EDT), on May 1, 1997, at The Chase Manhattan Bank Building, 270 Park Avenue, 11th Floor, Conference Room A, New York, New York.

     We will be reporting on your Company's activities and you will have an opportunity to ask questions about our operations.

     We hope that you are planning to attend the Annual Meeting personally, and we look forward to seeing you. Whether or not you expect to attend in person, the return of the enclosed Proxy as soon as possible would be greatly appreciated and will ensure that your shares will be represented at the Annual Meeting. If you do attend the Annual Meeting, you may withdraw your Proxy should you wish to vote in person.

     On behalf of the Board of Directors and management of Chart Industries, Inc., I would like to thank you for choosing to invest in our Company. We hope to merit your continued support and confidence.

                                            Sincerely yours,

                                            /s/ ARTHUR S. HOLMES

                                            ARTHUR S. HOLMES
                                            Chairman and
                                            Chief Executive Officer

                                 [CHART LOGO]

                             CHART INDUSTRIES, INC.

                  35555 Curtis Boulevard, Eastlake, Ohio 44095




                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             TO BE HELD MAY 1, 1997

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Chart Industries, Inc. (the "Company") will be held at The Chase Manhattan Bank Building, 270 Park Avenue, 11th Floor, Conference Room A, New York, New York, on May 1, 1997 at 10:00 A.M. (EDT), for the following purposes:

          1. To elect two Directors of the class whose term of office expires in 2000;

          2. To approve and adopt the Chart Industries, Inc. 1997 Stock Option and Incentive Plan;

          3. To approve and adopt the Chart Industries, Inc. 1997 Stock Bonus Plan; and

          4. To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

     Holders of Common Stock of record as of the close of business on March 21, 1997 are entitled to receive notice of and to vote at the Annual Meeting.

     It is important that your shares be represented at the Annual Meeting. For that reason we ask that you promptly sign, date and mail the enclosed Proxy Card in the return envelope provided. Stockholders who attend the Annual Meeting may revoke their Proxies and vote in person.

                                            By Order of the Board of Directors

                                            THOMAS F. MCKEE
                                            Secretary

Eastlake, Ohio
March 31, 1997

                                 [CHART LOGO]

                             CHART INDUSTRIES, INC.

                  35555 Curtis Boulevard, Eastlake, Ohio 44095




                                PROXY STATEMENT

                       MAILED ON OR ABOUT MARCH 31, 1997

            ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 1, 1997

                                ---------------

                              GENERAL INFORMATION

     This Proxy Statement is furnished in connection with the solicitation of Proxies by the Board of Directors of Chart Industries, Inc. ("Chart" or the "Company") to be used at the Annual Meeting of Stockholders of the Company to be held on May 1, 1997, and any adjournments or postponements thereof. The time, place and purposes of the Annual Meeting are stated in the Notice of Annual Meeting of Stockholders which accompanies this Proxy Statement.

     The accompanying Proxy is solicited by the Board of Directors of the Company and will be voted in accordance with the instructions contained thereon, if it is returned duly executed and is not revoked. If no choice is specified on the Proxy, it will be voted FOR the election of the individuals nominated by the Board of Directors, FOR the approval and adoption of the Company's 1997 Stock Option and Incentive Plan and FOR the approval and adoption of the Company's 1997 Stock Bonus Plan. A stockholder may revoke a Proxy at any time before it is exercised by delivery of written notice to the Secretary of the Company or by a duly executed Proxy bearing a later date.

     The costs of soliciting Proxies will be borne by the Company. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting materials to the owners of stock held in their name and the Company will reimburse them for their out-of-pocket expenses in connection therewith. In addition to solicitation by mail, the Company's Directors, officers and employees, without additional compensation, may solicit Proxies by telephone, mail and personal interview.

     The record date for determination of stockholders entitled to vote at the Annual Meeting was the close of business on March 21, 1997. On that date, there were outstanding and entitled to vote 9,615,902 shares of Common Stock of the Company. Each share of Common Stock is entitled to one vote. The Company's Certificate of Incorporation does not provide for cumulative voting rights.

     At the Annual Meeting, in accordance with the Delaware General Corporation Law and the Company's Certificate of Incorporation, the inspectors of election appointed by the Board of Directors for the Annual Meeting will determine the presence of a quorum and will tabulate the results of stockholder voting. Pursuant to the Company's By-Laws, at the Annual Meeting the holders of a majority of the outstanding shares of Common Stock entitled to vote at the meeting, present in person or represented by proxy, constitute a quorum. The shares represented at the Annual Meeting by proxies which are marked, with respect to the election of Directors, "withheld" or, with respect to any other proposals, "abstain," will be counted as shares present for the purpose of determining whether a quorum is present.

     Under the rules of the New York Stock Exchange, Inc., brokers who hold shares in street name for beneficial owners have the authority to vote on certain items when they have not received instructions from such beneficial owners. Under applicable Delaware law, if a broker returns a proxy with respect to an item which the broker has the authority to vote and has not voted on another proposal, such broker non-votes will count for purposes of determining a quorum.

     Pursuant to the Company's By-Laws, at the Annual Meeting, a plurality of the votes cast is sufficient to elect a nominee as a Director. In the election of Directors, votes may be cast in favor or withheld; votes that are withheld or broker non-votes will have no effect on the outcome of the election of Directors.

     Pursuant to the Company's By-Laws, all other questions and matters brought before the Annual Meeting shall be decided by the vote of the holders of a majority of the outstanding shares entitled to vote thereon present in person or by proxy at the Annual Meeting, unless otherwise provided by law or by the Certificate of Incorporation or By-Laws of the Company. In voting for such other proposals, votes may be cast in favor, against or abstained. Abstentions will count as present for purposes of the proposal on which the abstention is noted and will have the effect of a vote against such proposal. Broker non-votes, however, are not counted as present and entitled to vote for purposes of determining whether a proposal has been approved and will have no effect on the outcome of any such proposal.

              STOCK OWNERSHIP OF PRINCIPAL HOLDERS AND MANAGEMENT

     The following table sets forth the beneficial ownership of Common Stock as of March 21, 1997 by (i) each Director and nominee for election as a Director of the Company, (ii) each executive officer named in the Executive Compensation tables below, (iii) each person or group known by the Company to own beneficially more than 5% of its outstanding shares of Common Stock and (iv) all Directors and executive officers as a group. All information with respect to beneficial ownership has been furnished by the respective Director, officer or stockholder, as the case may be. Unless otherwise indicated below, each stockholder named below has sole voting and investment power with respect to the number of shares set forth opposite his, her or its respective name.

                                                    NUMBER OF SHARES
                    NAME AND ADDRESS                  BENEFICIALLY        PERCENTAGE OF
                  OF BENEFICIAL OWNER                   OWNED(1)         COMMON STOCK(1)
                  -------------------              ------------------    ---------------
        Arthur S. Holmes (2)                            3,590,718              37.3%
          35555 Curtis Boulevard
          Eastlake, Ohio 44095
        Christine H. Holmes (3)                         3,590,718              37.3
          1839 Chartley Road
          Gates Mills, Ohio 44040
        Charles S. Holmes (4)                           1,109,605              11.5
          117 Whites Lane
          Southampton, New York 11968
        James R. Sadowski (5)                              33,511                .3
          35555 Curtis Boulevard
          Eastlake, Ohio 44095
        Don A. Baines (6)                                  30,836                .3
          35555 Curtis Boulevard
          Eastlake, Ohio 44095
        Lazzaro G. Modigliani (7)                          32,384                .3
          141 Sprint Street
          Lexington, Massachusetts 02173
        Richard J. Campbell (8)                            28,932                .3
          365 South Oak Street
          West Salem, Wisconsin 54669
        Gintel Equity Management, Inc.                    904,500               9.4
          6 Greenwich Office Park
          Greenwich, Connecticut 06831
        All Directors and executive officers as         4,825,986              50.0
          a group (6 persons)

---------------

(1) In accordance with Securities and Exchange Commission (the "Commission") rules, each beneficial owner's holdings have been calculated assuming full exercise of outstanding options covering Common Stock exercisable by such owner within 60 days after March 21, 1997, but no exercise of outstanding options covering Common Stock held by any other person.

(2) Arthur S. Holmes is Chairman of the Board of Directors and Chief Executive Officer of the Company. Arthur S. Holmes is the brother of Charles S. Holmes and the husband of Christine H. Holmes. Mr. Holmes' share ownership is comprised of 1,819,561 shares of Common Stock which he owns pursuant to the Arthur S. Holmes Trust, Arthur S. Holmes, Trustee, 1,597

    shares of Common Stock which he owns indirectly through the Chart Industries, Inc. 401(k) Investment and Saving Plan and 1,769,560 shares of Common Stock owned by his wife, Christine H. Holmes. The ownership of the shares held by his wife is attributed to Mr. Holmes pursuant to Commission rules. As a result, although Mr. Holmes and Mrs. Holmes are shown in the table above to each own 37.3% of the outstanding shares of Common Stock of the Company, in the aggregate they own 37.3% of the outstanding shares of Common Stock of the Company.

(3) Christine H. Holmes' share ownership is comprised of 1,769,560 shares of Common Stock which she owns pursuant to the Christine H. Holmes Trust, Christine H. Holmes, Trustee, and 1,821,158 shares of Common Stock owned by her husband, Arthur S. Holmes. The ownership of the shares held by her husband is attributed to Mrs. Holmes pursuant to Commission rules.

(4) Charles S. Holmes is Vice Chairman of the Board of Directors of the Company. Mr. Holmes' share ownership is comprised of 1,082,305 shares of Common Stock which he owns directly, 24,300 shares of Common Stock owned by Diane Guzik Holmes and 3,000 shares of Common Stock owned by his daughter. The ownership of the shares held by Diane Guzik Holmes and Mr. Holmes' daughter is attributed to Mr. Holmes pursuant to Commission rules.

(5) James R. Sadowski is the President and Chief Operating Officer of the Company. Mr. Sadowski's share ownership is comprised of 19,000 shares of Common Stock which he owns directly, 2,511 shares of Common Stock which he owns indirectly through the Chart Industries, Inc. 401(k) Investment and Saving Plan, 8,000 shares of Common Stock which he has the right to acquire through the exercise of stock options and 4,000 shares of Common Stock owned by his wife. The ownership of the shares held by his wife is attributed to Mr. Sadowski pursuant to Commission rules.

(6) Don A. Baines is the Chief Financial Officer, Treasurer and a Director of the Company. Mr. Baines' share ownership is comprised of 13,662 shares of Common Stock which he owns directly, 2,174 shares of Common Stock which he owns indirectly through the Chart Industries, Inc. 401(k) Investment and Saving Plan and 15,000 shares of Common Stock which he has the right to acquire through the exercise of stock options.

(7) Lazzaro G. Modigliani is a Director of the Company. Mr. Modigliani's share ownership is comprised of 22,384 shares of Common Stock which he owns directly and 10,000 shares of Common Stock which he has the right to acquire through the exercise of stock options.

(8) Richard J. Campbell is a Director of the Company. Mr. Campbell's share ownership is comprised of 18,932 shares of Common Stock which he owns directly and 10,000 shares of Common Stock which he has the right to acquire through the exercise of stock options.

CROSS PURCHASE AGREEMENT

     Arthur S. Holmes and Charles S. Holmes have entered into a Cross Purchase Agreement whereby each has granted the other the right to purchase all or a portion of his then outstanding shares of Common Stock of the Company upon his death. The purchase price for such shares will be the higher of the then current market price for the Common Stock or a price determined by appraisal.

                             ELECTION OF DIRECTORS

     The members of the Company's Board of Directors are divided into three classes with the term of office of one class expiring each year. At its February 6, 1997 meeting, the Board of Directors nominated Charles S. Holmes and Lazzaro
G. Modigliani to stand for re-election as Directors at the Annual Meeting.

     Unless otherwise directed, the persons named in the accompanying Proxy will vote for the election of Charles S. Holmes and Lazzaro G. Modigliani as Directors of the Company for a three-year term until the Annual Meeting in 2000 and until their successors have been elected and qualified. In the event of the death of or inability to act of the nominees, the Proxies will be voted for the election as a Director of such other person as the Board of Directors may recommend. The Board of Directors has no reason, however, to anticipate that this will occur. In no event will the accompanying Proxy be voted for more than two nominees or for a person other than Charles S. Holmes or Lazzaro G. Modigliani and any such substitute nominee for them.

                  NOMINEES PROPOSED BY THE BOARD OF DIRECTORS

CHARLES S. HOLMES, 52
PRINCIPAL
ASSET MANAGEMENT ASSOCIATES OF
NEW YORK, INC.
NEW YORK, NEW YORK

     Since 1991, Charles S. Holmes has served as Principal and is the sole stockholder of Asset Management Associates of New York, Inc. ("Asset Management"), a New York-based firm specializing in acquisitions of manufacturing businesses. Mr. Holmes founded and was a partner in Asset Management Associates, a predecessor partnership of Asset Management, from 1978 to 1991. Mr. Holmes has been Vice Chairman of the Board of Directors of the Company since its formation in June 1992. Mr. Holmes is a nominee for election to a three-year term to expire in 2000.

LAZZARO G. MODIGLIANI, 64
FORMER PRESIDENT AND
CHIEF OPERATING OFFICER
RAYTHEON ENGINEERS AND CONSTRUCTORS, INC.
LEXINGTON, MASSACHUSETTS

     Since June 1994, Lazzaro G. Modigliani has been a full-time consultant to Raytheon Engineers and Constructors, Inc., an international engineering and construction firm and a wholly owned subsidiary of the Raytheon Company ("Raytheon Engineers"). Prior to that time, from March 1993 until June 1994, Mr. Modigliani served as the President and Chief Operating Officer of Raytheon Engineers. From 1989 to March 1993, Mr. Modigliani served as the President and Chief Executive Officer of The Badger Company, Inc. ("Badger"), which now constitutes a part of Raytheon Engineers. He served in a variety of senior management positions with Badger since joining it in 1966. From 1986 until 1988, Mr. Modigliani was Vice President and General Manager of Badger's European operations. From 1988 to 1989 he was Chief Operating Officer of Badger. Mr. Modigliani has served as a Director of the Company since July 1992. Mr. Modigilani is a nominee for election to a three-year term to expire in 2000.

                         DIRECTORS CONTINUING IN OFFICE

DON A. BAINES, 54
CHIEF FINANCIAL OFFICER
AND TREASURER
CHART INDUSTRIES, INC.
EASTLAKE, OHIO

     Don A. Baines has been the Chief Financial Officer, Treasurer and a Director of the Company since its formation in June 1992. In addition, Mr. Baines has been the Chief Financial Officer of ALTEC International Limited Partnership, an operating unit of the Company ("ALTEC") and its predecessor, ALTEC International, Inc., since 1986. From 1976 through 1985, Mr. Baines served in a variety of management capacities, including Controller, in the Process/Transport Division of the Trane Company ("Trane"), which included the predecessor of ALTEC International, Inc. Mr. Baines is a Certified Public Accountant. Mr. Baines' term as a Director expires in 1998.

ARTHUR S. HOLMES, 56
CHAIRMAN AND
CHIEF EXECUTIVE OFFICER
CHART INDUSTRIES, INC.
EASTLAKE, OHIO

     Arthur S. Holmes has been Chairman of the Board of Directors and Chief Executive Officer of the Company since its formation in June 1992. He also was the Company's President from June 1992 to December 1993. He also has been President and the principal owner of Holmes Investment Services, Inc., a management consulting firm, since 1989. Mr. Holmes is currently the Chairman and Chief Executive Officer of ALTEC, and also served as President of ALTEC's predecessor, ALTEC International, Inc., from 1985 through 1989. From 1978 through 1985, he served in a variety of management capacities for Koch Process Systems, Inc., the predecessor of Process Systems International, Inc., an operating unit of Chart, including Vice President-Manager of the Gas Processing Division. Mr. Holmes is the co-inventor of the Company's patented Ryan/Holmes technology. Mr. Holmes' term as a Director expires in 1999.

RICHARD J. CAMPBELL, 67
PRESIDENT
MULTISTACK, INC.
WEST SALEM, WISCONSIN

     Richard J. Campbell has served as President of Multistack, Inc., a manufacturer of commercial, industrial and process modular water chillers, since 1995. Mr. Campbell served as a principal of Multistack, Inc. from 1989 until 1995. Mr. Campbell also served as Senior Vice President of American Standard, Inc. ("American Standard") from 1984 through his retirement in 1986 in charge of American Standard's Trane Division. Mr. Campbell was President, Chief Operating Officer and a Director of Trane from 1977 until American Standard's acquisition of Trane in 1984. Mr. Campbell has served as a Director of the Company since July 1992. Mr. Campbell's term as a Director expires in 1999.

BOARD OF DIRECTORS AND COMMITTEES

     The Board of Directors has three standing Board committees: the Executive Committee, the Audit Committee and the Compensation Committee, the members of each of which are indicated below.

     The Executive Committee exercises the power and authority of the Board of Directors in the interim period between Board meetings. The Executive Committee did not meet during the last fiscal year. The members of the Executive Committee are Arthur S. Holmes, Charles S. Holmes and Don A. Baines.

     The Audit Committee reviews the activities of the Company's internal accounting functions and independent public accountants, as well as various Company policies and practices. The Audit Committee met three times during the last fiscal year. The members of the Audit Committee are Richard J. Campbell and Lazzaro G. Modigliani.

     The Compensation Committee is responsible for the determination of compensation payable to the executive officers of the Company. In addition, the Compensation Committee is responsible for the administration of the Company's Key Employees Stock Option Plan and has the authority to determine to whom options are granted, the number of shares covered by the options, the time at which options are granted and the exercise price of the options, all subject to the provisions of such Plan. The Compensation Committee met four times during the last fiscal year. The members of the Compensation Committee are Charles S. Holmes, Richard J. Campbell and Lazzaro G. Modigliani.

     The Company's Board of Directors met six times during the last fiscal year. No Director attended less than 75% of the aggregate number of meetings of the Board of Directors and the committees on which he served during the period for which he was a member of the Board.

     Each non-employee Director receives a Director's retainer fee in the amount of $3,750 per quarter, $2,500 for each Directors' meeting attended, along with reimbursement of out of pocket expenses incurred in connection with attending such meetings. Such non-employee Directors also receive $500 per telephonic conference meeting. In addition, each non-employee Director receives $2,500 per meeting for any meeting of a committee of the Board of Directors which is held on a day other than the day of a Directors' meeting and $1,000 for committee meetings held on the same day as Directors' meetings. Arthur S. Holmes and Don
A. Baines receive no compensation for serving as Directors. Under the Company's 1996 Outside Directors Plan, each Director who is not also an employee of the Company also receives an option to purchase 5,000 shares of the Common Stock when such person first becomes a non-employee Director, and receives an additional option to purchase 5,000 shares of Common Stock immediately after each annual meeting thereafter for so long as such person continues to be a non-employee Director.

                             EXECUTIVE COMPENSATION

     There is shown below information concerning the annual and long-term compensation for services in all capacities to the Company for the fiscal years ended December 31, 1996, 1995 and 1994, of those persons who were at December 31, 1996: (i) the Chief Executive Officer; and (ii) all other executive officers of the Company (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                 LONG-TERM
                                           ANNUAL COMPENSATION                 COMPENSATION
                                                                                  AWARDS
                               --------------------------------------------    ------------
                                                                    OTHER         NUMBER OF         ALL
                                                                   ANNUAL        SECURITIES        OTHER
                                                                   COMPEN-       UNDERLYING       COMPEN-
NAME AND PRINCIPAL POSITION    YEAR      SALARY       BONUS       SATION(1)        OPTIONS        SATION(2)
---------------------------    -----    --------     --------     ---------     -------------     -------
Arthur S. Holmes                1996    $115,000           --           --              --        $11,038
Chairman and Chief              1995     105,000           --           --              --          9,846
Executive Officer               1994     100,000           --           --              --          9,370

James R. Sadowski               1996    $190,000     $255,100           --              --        $15,179
President and Chief             1995     183,000      120,650           --          40,000(3)      15,246
Operating Officer               1994     175,000       15,000           --              --         18,388

Don A. Baines                   1996    $135,000     $181,250           --          45,000(4)     $15,005
Chief Financial                 1995     129,000       85,400           --           5,000(3)      12,726
Officer and Treasurer           1994     125,000       10,000           --              --         12,217

---------------

(1) No Named Executive Officer received personal benefits or perquisites in excess of the lesser of $50,000 or 10% of his aggregate salary and bonus.

(2) Represents amounts contributed by the Company to the Named Executive Officer's personal account under the Chart Industries, Inc. 401(k) Investment and Saving Plan.

(3) This option was granted in August 1995 pursuant to the Company's 1992 Key Employees Stock Option Plan. Twenty percent of the shares subject to the option become exercisable on each anniversary date of such grant beginning in August 1996.

(4) These options were granted in February 1996, as to 5,000 shares, and in May 1996, as to 40,000 shares, pursuant to the Company's 1992 Key Employees Stock Option Plan. Twenty percent of the shares subject to each option become exercisable on the anniversary date of each such grant, beginning in February 1997, as to 5,000 shares, and in May 1997, as to 40,000 shares.

OPTION GRANTS

     Shown below is information with respect to grants of stock options to purchase the Company's Common Stock pursuant to the Company's 1992 Key Employees Stock Option Plan during the fiscal year ended December 31, 1996 to the Named Executive Officers.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                     INDIVIDUAL GRANTS
-------------------------------------------------------------------------------------------    POTENTIAL REALIZABLE
                                              PERCENTAGE                                         VALUE AT ASSUMED
                                               OF TOTAL                                           ANNUAL RATES OF
                              NUMBER OF        OPTIONS                                              STOCK PRICE
                             SECURITIES       GRANTED TO                                         APPRECIATION FOR
                             UNDERLYING       EMPLOYEES       EXERCISE OR                          OPTION TERMS
                               OPTIONS        IN FISCAL        BASE PRICE       EXPIRATION   -------------------------
          NAME               GRANTED(1)          YEAR         (PER SHARE)          DATE          5%            10%
------------------------    -------------     ----------     --------------     -----------  ----------     ----------
Arthur S. Holmes                    --             --             --                --        $      --      $      --
  Chairman and Chief
  Executive Officer
James R. Sadowski                   --             --             --                --        $      --      $      --
  President and Chief
  Operating Officer
Don A. Baines                    5,000(2)         4.2%          $  7.875(3)     02/08/2006    $  24,763      $  62,754
  Chief Financial               40,000(4)        33.3%          $ 12.00 (5)     05/01/2006    $ 301,869      $ 764,996
    Officer
  and Treasurer

---------------

(1) In general, an optionee's rights under an option shall cease upon his or her termination of employment. In the event of a "change of control," as such term is defined in the Company's 1992 Key Employees Stock Option Plan, an option will become immediately exercisable for all shares subject to the option.

(2) These options were granted on February 8, 1996 pursuant to the Company's 1992 Key Employees Stock Option Plan. Twenty percent of the shares subject to the option become exercisable on each anniversary date thereof, beginning on February 8, 1997.

(3) Based on the closing price of the Common Stock of $7.875 on the New York Stock Exchange on February 8, 1996.

(4) These options were granted on May 1, 1996 pursuant to the Company's 1992 Key Employees Stock Option Plan. Twenty percent of the shares subject to the option become exercisable on each anniversary date thereof, beginning on May 1, 1997.

(5) Based on the closing price of the Common Stock of $12.00 on the New York Stock Exchange on May 1, 1996.

OPTION EXERCISES AND FISCAL YEAR-END VALUES

     Shown below is information with respect to the exercise of stock options to purchase the Company's Common Stock during the year ended December 31, 1996 and unexercised stock options at December 31, 1996 to purchase the Company's Common Stock for the Named Executive Officers.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND DECEMBER 31, 1996 OPTION VALUE

                                                                       NUMBER OF
                                                                 SECURITIES UNDERLYING             VALUE OF UNEXERCISED
                                  NUMBER                          UNEXERCISED OPTIONS              IN-THE-MONEY OPTIONS
                                 OF SHARES                       AT DECEMBER 31, 1996             AT DECEMBER 31, 1996(1)
                                ACQUIRED ON      VALUE       -----------------------------     -----------------------------
            NAME                 EXERCISE       REALIZED     EXERCISABLE     UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
----------------------------    -----------     --------     -----------     -------------     -----------     -------------
Arthur S. Holmes (2)                   --             --            --               --               --                --
Chairman and Chief
Executive Officer
James R. Sadowski                  24,000       $235,000         8,000           48,000          $96,000         $ 540,000
President and Chief
Operating Officer
Don A. Baines                          --             --         6,000           53,000          $69,000         $ 341,250
Chief Financial
Officer and Treasurer

---------------

(1) Based on the closing price of the Common Stock of $17.125 on the New York Stock Exchange on December 31, 1996, the last trading day of 1996.

(2) Arthur S. Holmes has agreed voluntarily not to participate in the Company's 1992 Key Employees Stock Option Plan.

CERTAIN AGREEMENTS

     In November 1995, James R. Sadowski entered into an agreement with the Company pursuant to which Mr. Sadowski is employed as president and chief operating officer of the Company. The agreement, which terminates in January 2006, provides for an annual base salary of not less than $183,000 per year and for Mr. Sadowski's participation in incentive compensation programs and other customary employee benefits. The agreement also provides for compensation to Mr. Sadowski and his continued participation in employee benefit plans in the event that his employment is terminated (other than through his voluntary resignation, his discharge for cause or by reason of his death or disability) or in the event of a material change in his employment.

     In May 1996, Don A. Baines entered into an agreement with the Company that, in the event of a change of control of the Company, provides for the continuation of payment of his salary by the Company and his continued participation in certain of the Company's employee benefit plans if his employment with the Company terminates other than through his discharge for cause or by reason of his death or disability. Mr. Baines' entitlement to such payments and employee benefits participation will terminate on the earlier of Mr. Baines' normal retirement date or 12 months following the date on which the change of control occurs.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

GENERAL

     The following report of the Compensation Committee describes the philosophy, objectives and components of the Company's executive compensation programs for 1996 and discusses the determinations concerning the compensation for the Chief Executive Officer for 1996.

     The members of the Compensation Committee are Charles S. Holmes, Richard J. Campbell and Lazzaro G. Modigliani. Each of Messrs. Charles Holmes, Campbell and Modigliani is a non-employee Director of the Company.

COMPENSATION PHILOSOPHY

     In reviewing and overseeing the Company's compensation programs, the Compensation Committee adheres to a compensation philosophy which provides executive compensation programs that: (i) attract and retain key executives crucial to the long-term success of the Company; (ii) relate to the achievement of operational and strategic objectives; and (iii) are commensurate with each executive's performance, experience and responsibilities. In making its recommendations concerning adjustments to salaries and awards under other compensation plans, the Committee considers the financial condition and operational performance of the Company during the prior year, the Company's success in achieving strategic objectives that may have a long-term beneficial effect on the Company's results of operations and financial condition, and its assessment of the contributions of the individual executive officer to the Company's performance and to the achievement of its strategic objectives.

COMPENSATION PROGRAM

     As a means of implementing these compensation philosophies and objectives, the Company's compensation program for executive officers consists of the following primary elements: base salary, participation in the Company's discretionary bonus program and participation in the Company's 1992 Key Employees Stock Option Plan. These particular elements are further explained below.

     Base Salary -- Base salaries are determined by evaluating the executive officer's responsibilities and the individual performance of the executive as well as the competitive environment. Based solely on the review of executive officer compensation information in publicly-filed documents of the companies comprising the peer group index for performance graph purposes ("Peer Group"), the Committee believes that the salary levels for the Company's executive officers are typically at or below those of the Peer Group.

     Discretionary Incentive Program -- The Company maintains an Incentive Compensation Program for certain key employees of the Company and its operating units, including executive officers (the "Incentive Program"). Incentive Program participation is at the sole discretion of the Company's Compensation Committee. Awards to executive officers of the Company under the Incentive Program are largely based upon targeted corporate earnings goals. To link more directly the Incentive Program with enhanced stockholder value, the Board of Directors has approved the adoption of the 1997 Stock Bonus Plan (the "1997 Bonus Plan"), subject to stockholder approval as described in this Proxy Statement under the caption "Proposal to Approve and Adopt the 1997

Stock Bonus Plan." The Compensation Committee believes that requiring persons who participate in the Incentive Program to receive a portion of their annual incentive bonuses in shares of Common Stock will increase their direct involvement in the long-term success of the Company.

     Stock Option Awards -- The Company maintains the 1992 Key Employees Stock Option Plan (the "Key Employee Plan" or the "Plan") to provide long-term incentives to its employees, including executive officers. In 1996, the Company provided stock option grants of 120,000 shares of Common Stock to its key employees, including 45,000 shares to executive officers. Presently only 23,105 shares of Common Stock are available for stock option grants under the Plan. As a result, the Compensation Committee recommended that 250,000 additional shares be made available for the grant of options to key employees of the Company. Based upon this recommendation, the Board of Directors has approved the adoption of the 1997 Stock Option and Incentive Plan (the "1997 Option Plan") to provide for the increase in available shares, subject to stockholder approval of the Plan as described in this Proxy Statement under the caption "Proposal to Approve and Adopt the 1997 Stock Option and Incentive Plan." The Compensation Committee believes that, by providing the persons who have substantial responsibility for the management and growth of the Company with the opportunity to increase their ownership in the Company, the best interests of the stockholders and executives will be more closely aligned.

1996 COMPENSATION FOR THE CHIEF EXECUTIVE OFFICER

     In December 1993 the Company hired James R. Sadowski to serve as the Company's President and Chief Operating Officer. As a result of Mr. Sadowski's addition to the Company, Arthur S. Holmes, the Company's Chief Executive Officer (the "CEO"), has been able to focus his attention on strategic corporate objectives. In light of the foregoing and Mr. Holmes' ability to reduce his workload, Mr. Holmes voluntarily agreed to a salary reduction from $175,000 per year to $100,000 per year beginning in 1994. Mr. Holmes received a 5% increase in salary to $105,000 for 1995 and a 9.5% increase to $115,000 for 1996. Based solely on the review of chief executive officer compensation information in publicly-filed documents of the Peer Group, the Committee believes that the CEO's base salary compensation is significantly lower than the majority of the Peer Group. Further, because of the CEO's significant equity ownership in the Company, he agreed to take no bonus under the Incentive Program for 1996, and he has agreed voluntarily not to receive stock option grants under the Key Employee Plan.

                Compensation Committee of the Board of Directors

                               Charles S. Holmes
                               Richard J. Campbell
                               Lazzaro G. Modigliani

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's officers and Directors and persons who own 10% or more of a registered class of the Company's equity securities to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Commission and the New York Stock Exchange. Officers, Directors and 10% or greater stockholders are required by Commission regulations to furnish the Company with copies of all Forms 3, 4 and 5 they file.

     Based solely on the information provided to the Company by persons required to file such reports, the Company believes that such persons met all filing requirements applicable to them in 1996 except Mr. Modigliani, who reported four changes in beneficial ownership subsequent to the due date for such reporting.

                               PERFORMANCE GRAPH

     Set forth below is a line graph comparing the cumulative total stockholders' return on the Company's Common Stock against the cumulative total return of the S&P 500 Index, the Russell 2000 Stock Index and an index of certain peer companies selected by Chart for the period beginning December 3, 1992 (the date of the Company's initial public offering) to December 31, 1996 (the last trading day of 1996). The graph assumes that the value of the investment in Chart's Common Stock at its initial public offering price and each index was $100 on December 3, 1992 and that all dividends, if any, were reinvested.

                      COMPARISON OF CHART'S COMMON STOCK,
        S&P 500 INDEX, THE RUSSELL 2000 INDEX AND A PEER GROUP INDEX (1)
                                   [GRAPHIC]

      MEASUREMENT PERIOD
    (FISCAL YEAR COVERED)            CHART          S&P 500      RUSSELL 2000     PEER GROUP
12/3/92                                 100.00          100.00          100.00          100.00
12/31/92                                111.96          101.61          101.01           96.92
12/31/93                                 51.93          111.62          118.16           99.20
12/31/94                                 38.81          113.04          114.42          104.95
12/31/95                                 77.51          155.56          144.40          144.74
12/31/96                                177.93          191.80          165.72          184.97

---------------

(1) The Company has elected to change its broad-based market index from the S&P 500 Index to the Russell 2000 Index because it believes that the companies included in the Russell 2000 more closely resemble the Company in size and market capitalization. The companies selected to form the peer group index are: Air Products and Chemicals, Inc., Cryenco Sciences, Inc., Halliburton Company, Helix Technology Corporation and Pitt-DesMoines, Inc.

                         PROPOSAL TO APPROVE AND ADOPT
                    THE 1997 STOCK OPTION AND INCENTIVE PLAN

     The stockholders will be asked at the meeting to vote on a proposal to approve and adopt the Chart Industries, Inc. 1997 Stock Option and Incentive Plan (the "1997 Option Plan").

     As of February 6, 1997, only 23,105 options remained available for future grant under the Company's existing plans. Therefore, the Board of Directors has approved the adoption of the 1997 Option Plan in order to provide for a sufficient pool of shares of Common Stock for incentive awards to the Company's Directors, key employees and consultants. The 1997 Option Plan provides the Compensation Committee with broad discretion to fashion appropriate awards of stock options and stock appreciation rights to individuals whose services are anticipated to aid in the long-term growth and performance of the Company.

     The affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote, present either in person or by proxy at the meeting, is required for the adoption of the 1997 Option Plan. Thus, abstentions will have the same effect as votes against the proposal. Brokers who hold shares of Common Stock as nominees will have discretionary authority to vote such shares if they have not received voting instructions from the beneficial owners by the tenth day before the meeting, provided that this Proxy Statement is transmitted to the beneficial owner at least 15 days before the meeting. Broker non-votes, however, are not counted as present and entitled to vote for determining whether this proposal has been approved and have no effect on its outcome.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO APPROVE AND ADOPT THE 1997 OPTION PLAN.

     The following is a summary of the material features of the 1997 Option Plan and is qualified entirely by reference to it. A copy of the 1997 Option Plan is attached hereto as Exhibit A.

GENERAL

     The 1997 Option Plan is a flexible plan that will give the Compensation Committee of the Board of Directors (the "Committee") broad discretion to fashion the terms of awards in order to provide the Company's employees with appropriate stock-based incentives. It will permit the issuance of both stock options and stock appreciation rights.

     All Directors (including members of the Committee), employees of the Company and its subsidiaries and consultants to the Company will be eligible for participation in the 1997 Option Plan. The 1997 Option Plan will be administered by the Committee, a standing committee comprised entirely of non-employee Directors that satisfy the requirements for a "non-employee director" under Rule 16b-3 of the Exchange Act and an "outside director" within the meaning of
Section 162(m) of the Internal Revenue Code.

     Authority of Committee. The Committee has authority to: select the persons who will receive awards (persons receiving awards under the 1997 Option Plan are known as "Participants"); grant awards; determine the terms, conditions and restrictions applicable to the awards (including the forms of agreements for such awards); determine how the exercise price is paid; modify or replace outstanding awards within the limits of the 1997 Option Plan; accelerate the date on which awards become exercisable; waive the restrictions and conditions applicable to awards; defer payout on awards; and establish rules governing the 1997 Option Plan, including special rules applicable to awards made to employees who are foreign nationals or are employed outside the United States.

     The 1997 Option Plan does not generally establish limits on the exercise price of awards, earn-out or vesting periods, or termination provisions in the event of termination of employment. Instead, the Committee is given the broad authority to establish these terms in order best to achieve the purposes of the 1997 Option Plan.

     Within certain limits, the Committee may delegate its authority under the 1997 Option Plan to any other person or persons. Any decision made by the Committee in connection with the administration, interpretation and implementation of the 1997 Option Plan and of its rules and regulations will be, to the extent permitted by law, final and binding upon all persons. Neither the Committee nor any of its members is liable for any act taken by the Committee pursuant to the 1997 Option Plan. No member of the Committee is liable for the act of any other member.

     Number of Shares of Common Stock. The aggregate number of shares of Common Stock that may be subject to awards granted under the 1997 Option Plan during its term is 250,000 shares of Common Stock, subject to certain adjustments as described below. Shares of Common Stock issued under the 1997 Option Plan may be either newly-issued shares or treasury shares. The assumption of obligations in respect of awards granted by an organization acquired by the Company, or the grant of awards under the 1997 Option Plan in substitution for any such awards, will not reduce the number of shares of Common Stock available in any fiscal year for the grant of awards under the 1997 Option Plan.

     Shares of Common Stock subject to an award that is forfeited, terminated, or canceled without having been exercised (other than shares subject to a stock option that are canceled upon the exercise of a related stock appreciation right) will generally be available again for grant under this plan, without reducing the number of shares of Common Stock available in any fiscal year for grant of awards under this plan.

     Adjustments. In the event of a recapitalization, stock dividend, stock split, distribution to shareholders (other than cash dividends), or similar transaction, the Committee can adjust, in any manner that it deems equitable, the number and class of shares that may be issued under the 1997 Option Plan and the number and class of shares, and exercise price, applicable to outstanding awards.

     Types of Awards. The 1997 Option Plan provides for the grant of stock options, which may either be incentive stock options or "non-qualified" stock options exercisable for shares of Common Stock, and stock appreciation rights payable in cash, shares of Common Stock or any combination thereof as determined by the Committee.

     Grant of Awards. Awards may be granted singly or in combination or tandem with other awards. Awards may also be granted to replace other awards granted by the Company. If an employee pays all or part of the exercise price or taxes associated with an award by the transfer of shares of Common Stock or the surrender of all or part of an award (including the award being exercised), the Committee may, in its discretion, grant a new award to replace the award or the shares of Common Stock that were transferred or surrendered. The Company may also assume awards granted by an organization acquired by the Company or may grant awards in replacement of any such awards.

     Certain Limits on Grant of Stock Options or Stock Appreciation Rights. The 1997 Option Plan provides that the maximum aggregate number of shares of Common Stock (i) for which stock options may be granted, and (ii) with respect to which stock appreciation rights may be granted, to any particular employee during any calendar year during the term of the 1997 Option Plan is 75,000 shares of Common Stock, subject to adjustment as described above.

     Payment of Exercise Price. The exercise price of a stock option (other than an incentive stock option) and any other stock award for which the Committee has established an exercise price may be paid in cash, by the transfer of shares of Common Stock, or by a combination of these methods, as and to the extent permitted by the Committee. The exercise price of an incentive stock option may be paid in cash, by the transfer of shares of Common Stock, or by a combination of these methods, as and to the extent permitted by the Committee at the time of grant, but may not be paid by the surrender of an award. The Committee may prescribe any other method of payment of the exercise price that is determined to be consistent with applicable law and the purpose of the 1997 Option Plan.

     Taxes Associated with Awards. Prior to the payment of an award, the Company may withhold, or require a participant to remit to the Company, an amount of cash sufficient to pay any federal, state, and local taxes associated with the award. In addition, the Committee may permit participants to pay the taxes associated with an award (other than an incentive stock option) by the transfer of shares of Common Stock or a combination of cash and shares of Common Stock.

     Termination of Awards. The Committee may cancel any awards if the participant, without the Company's prior written consent, renders services for an organization, or engages in a business, that is, in the judgment of the Committee, in competition with the Company, or discloses to anyone outside of the Company, or uses for any purpose other than the Company's business, any confidential information relating to the Company.

     Change in Control. In the event of a change in control of the Company, as defined in the 1997 Option Plan, the Committee shall have the right, in its sole discretion, to (i) accelerate the exercisability of any Stock Options and Stock Appreciation Rights, notwithstanding any limitations set forth in the 1997 Option Plan; (ii) cancel all outstanding Stock Options and Stock Appreciation Rights in exchange for the kind and amount of shares of the surviving or new corporation, cash, securities, evidences of indebtedness, other property or any combination thereof receivable in respect of one share of Common Stock upon consummation of the transaction in question (the "Acquisition Consideration") that, with respect to awards of stock options, the participant would have received had payment therefor been made by the Company prior to such transaction in shares of Common Stock; (iii) cause the Participant to have the right thereafter and during the term of the stock option or stock appreciation right, to receive upon exercise thereof the Acquisition Consideration receivable upon the consummation of such transaction by a holder of number of shares of Common Stock which might have been obtained upon exercise of all or any portion thereof; or (iv) take such other action as it deems appropriate to preserve the value of the Award to the Participant. Alternatively, the Committee shall also have the right to require any purchaser of the Company's assets or stock, as the case may be, to take any of the actions set forth in the preceding sentence as such purchaser may determine to be appropriate or desirable.

     Amendment, Effective Date, and Termination of the 1997 Option Plan. The Board of Directors may amend, suspend, or terminate the 1997 Option Plan at any time. Stockholder approval for any such amendment will be required if the amendment results in: (i) an increase, subject to certain exceptions, in the maximum number of shares of Common Stock that may be subject to awards granted under the 1997 Option Plan; (ii) a change that would cause any incentive stock option granted under the 1997 Option Plan not to qualify as an incentive stock option under the Internal Revenue Code of 1986, as amended (the "Code"); or (iii) any change that would eliminate the exemption from the "short-swing profits" rules currently available to the 1997 Option Plan and to awards granted under the 1997 Option Plan.

     The 1997 Option Plan was approved by the Board of Directors on February 6, 1997, but will not be effective until its adoption by the Company's stockholders. If it is adopted, the 1997 Option Plan will remain in effect until May 1, 2007.

FEDERAL INCOME TAX CONSEQUENCES OF AWARDS

     The anticipated income tax treatment, under current provisions of the Code, of the grant and exercise of awards is as follows:

     Incentive Stock Options. In general, an employee will not recognize taxable income at the time an incentive stock option is granted or exercised provided the employee has been employed by the Company at all times from the date of grant until the date three months before the date of exercise (one year in the case of permanent disability). However, the excess of the fair market value of the shares of Common Stock acquired upon exercise of the incentive stock option over the exercise price is an item of tax preference for purposes of the alternative minimum tax. If the employee exercises an incentive stock option without satisfying the employment requirement, the income tax treatment will be the same as that for a non-qualified stock option described below. Upon disposition of the shares of Common Stock acquired upon exercise of an incentive stock option, capital gain or capital loss will be recognized in an amount equal to the difference between the sale price and the exercise price, provided that the employee has not disposed of the shares of Common Stock within two years of the date of grant or within one year from the date of exercise (a "Disqualifying Disposition"). If the employee disposes of the shares in a Disqualifying Disposition, the employee will recognize ordinary income at the time of the Disqualifying Disposition to the extent of the difference between the exercise price and the lesser of the fair market value of the shares on the date the incentive stock option is exercised or the amount realized in the Disqualifying Disposition. Any remaining gain or loss is treated as a capital gain or capital loss.

     The Company is not entitled to a tax deduction either upon the exercise of an incentive stock option or upon the disposition of the Common Shares acquired thereby, except to the extent that the employee recognizes ordinary income in a Disqualifying Disposition and subject to the applicable provisions of the Code.

     Non-qualified Stock Options. In general, an employee will not recognize taxable income at the time a stock option that does not qualify as an incentive stock option (a "Non-qualified Stock Option") is granted. An amount equal to the difference between the exercise price and the fair market value, on the date of exercise, of the shares of Common Stock acquired upon exercise of the Non-qualified Stock Option will be included in the employee's ordinary income in the taxable year in which the Non-qualified Stock Option is exercised. Upon disposition of the shares of Common Stock acquired upon exercise of the Non-qualified Stock Option, appreciation or depreciation from the tax basis of the shares acquired after the date of exercise will be treated as either capital gain or capital loss.

     Subject to the applicable provisions of the Code, the Company generally will be entitled to a tax deduction in the amount of the ordinary income realized by the employee in the year the Non-qualified Stock Option is exercised. Any amounts includable as ordinary income to an employee in respect of a Non-qualified Stock Option will be subject to applicable withholding for federal income and employment taxes.

     Stock Appreciation Rights. The grant of stock appreciation rights will have no immediate tax consequences to the Company or the employee receiving the grant. In general, the amount of compensation that will be realized by an employee upon exercise of a stock appreciation right is equal to the difference between the grant date valuation of the Common Shares underlying the stock appreciation right and the fair market value of the stock or cash received on the date of exercise. The amount received by the employee upon the exercise of the stock appreciation rights will be included in the employee's ordinary income in the taxable year in which the stock appreciation rights are exercised. Subject to the applicable provisions of the Code, the Company generally will be entitled to a deduction in the same amount in that year.

     The discussion set forth above does not purport to be a complete analysis of all potential tax consequences relevant to recipients of awards under the 1997 Option Plan or the Company or to describe tax consequences based on particular circumstances. It is based on United States federal income tax law and interpretational authorities as of the date of this Proxy Statement, which are subject to change at any time. The discussion does not address state or local income tax consequences or income tax consequences for taxpayers who are not subject to taxation in the United States.

NEW PLAN BENEFITS

     No awards to any person have been made under the 1997 Option Plan, and no decisions with respect to the identity of persons who may receive awards in the future or the type or amount of such awards have been made.

                         PROPOSAL TO APPROVE AND ADOPT
                           THE 1997 STOCK BONUS PLAN

     The stockholders will be asked at the meeting to vote on a proposal to approve and adopt the Chart Industries, Inc. 1997 Stock Bonus Plan (the "1997 Bonus Plan").

     The 1997 Bonus Plan was approved by the Board of Directors on February 6, 1997, subject to stockholder approval. The purpose of the 1997 Bonus Plan is to further the growth, success and interests of Chart by requiring certain management employees who participate in the Company's management incentive bonus programs to receive a portion of their annual incentive bonuses in shares of Chart Common Stock, thereby aligning their interests with the long-term success of the Company.

     The affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote, present either in person or by proxy at the meeting, is required for the adoption of the 1997 Bonus Plan. Thus, stockholders who vote to abstain will in effect be voting against the proposal. Brokers who hold shares of Common Stock as nominees will have discretionary authority to vote such shares if they have not received voting instructions from the beneficial owners by the tenth day before the meeting, provided that this Proxy Statement is transmitted to the beneficial owner at least 15 days before the meeting. Broker non-votes, however, are not counted as present and entitled to vote for determining whether this proposal has been approved and have no effect on its outcome.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO APPROVE AND ADOPT THE 1997 BONUS PLAN.

     The following is a summary of the material features of the 1997 Bonus Plan and is qualified entirely by reference to it. A copy of the 1997 Bonus Plan is attached hereto as Exhibit B.

GENERAL

     Any employee of the Company will be eligible to participate in the 1997 Bonus Plan if the individual has been awarded a bonus under one of the Incentive Programs (a "Qualifying Bonus"). The 1997 Bonus Plan will be administered by the Compensation Committee of the Board of Directors (the "Committee"). The Committee will be composed of no fewer than two members of the Board of Directors of the Company who will be designated by the Board of Directors. Each member of the Committee must be a "non-employee director" within the meaning of Rule 16b-3 promulgated under the Exchange Act and any successor to such rule as may be in effect from time to time. The Committee is authorized to construe and interpret the 1997 Bonus Plan and to issue such rules and interpretations as, in its judgment, are necessary in order to administer the 1997 Bonus Plan effectively.

     Shares Subject to the 1997 Bonus Plan. Up to an aggregate of 100,000 shares of Common Stock may be issued as bonus awards under the 1997 Bonus Plan. In the event that the number of shares of Common Stock to be issued to all employees receiving Qualifying Bonuses exceeds this limitation, then each employee's award of Common Stock will be proportionately reduced so that the total number of shares of Common Stock to be issued will not exceed 100,000. Either authorized and unissued shares or treasury shares may be made available for granting under the Plan.

     Award of Shares. The number of shares of Common Stock awarded to a participant will be determined by dividing the stock portion of a participant's Qualifying Bonus by the Adjusted Purchase Price (as defined in the 1997 Bonus
Plan) of one share of Common Stock. The stock portion of a participant's Qualifying Bonus will be determined as set forth on the following chart according to a participant's bonus amount:

  INCENTIVE BONUS AMOUNT
--------------------------
  OVER        BUT NOT OVER                       STOCK PORTION OF BONUS
--------      ------------      --------------------------------------------------------
$      0        $ 25,000        $0
$ 25,000        $ 50,000        10% of total amount of bonus
$ 50,000        $100,000        $5,000 plus 15% of amount over $50,000
$100,000                        $12,500 plus 20% of amount over $100,000

     The Adjusted Purchase Price of one share of Common Stock will be determined by calculating the average closing price of one share of Common Stock for the five trading days ending on the last day of the month immediately preceding the month during which payment of the Qualifying Bonus is actually made, and multiplying such average price by 95%. No fractional shares will be awarded under the 1997 Bonus Plan. In the event that a participant is entitled to a fractional share, such participant shall be entitled to round up such determination to the next larger whole share.

     Amendment of the 1997 Bonus Plan. The 1997 Bonus Plan may be amended at any time by the Board of Directors of the Company, provided that after approval of the 1997 Bonus Plan by the stockholders of the Company, no such amendment may increase the maximum number of Shares that may be issued pursuant to the 1997 Bonus Plan (except certain adjustments pursuant to Section 5 of the 1997 Bonus
Plan) without the further approval of the stockholders. No amendment to the 1997 Bonus Plan may modify or impair the rights of participants who have been awarded Common Stock thereunder, or who have been granted the right to an award of Common Stock thereunder prior to any such amendment.

     Termination of the 1997 Bonus Plan. If the proposal is adopted, the 1997 Bonus Plan will terminate on December 31, 2001 or such earlier date as may be determined by the Board of Directors of the Company, provided that such termination may not impair the rights of participants to any award under the 1997 Bonus Plan with respect to the plan year ending December 31, 2001, or any earlier plan year.

FEDERAL INCOME TAX CONSEQUENCES

     A participant in the 1997 Bonus Plan will be taxed on the value of the shares of Common Stock issued pursuant thereto on the date of the award of such shares. The participant will recognize as income the full fair market value of the shares at ordinary income tax rates in effect at that time.

NEW PLAN BENEFITS

     No awards have been made under the 1997 Bonus Plan as of the date hereof. Because the number of shares which may be awarded to a participant in the 1997 Bonus Plan will be based upon the amount of that participant's Qualifying Bonuses, it is not possible at present to determine the amount of shares that will be awarded to participants with respect to the 1997 plan year. The table below sets forth the awards of shares that would have been made to each of the persons and groups identified in the table if the 1997 Bonus Plan had been in effect during 1996.

                               NEW PLAN BENEFITS
                             1997 STOCK BONUS PLAN

                   NAME AND POSITION                       DOLLAR VALUE(1)      NUMBER OF SHARES(2)
--------------------------------------------------------   ---------------      -------------------
Arthur S. Holmes(3)
  Chairman of the Board and Chief Executive Officer.....      $       0                    0
James R. Sadowski
  President and Chief Operating Officer.................         43,524                2,249
Don A. Baines
  Chief Financial Officer and Treasurer.................         28,784                1,487
Executive Group (3 persons).............................         72,308                3,736
Non-Executive Director Group............................              0                    0
Non-Executive Officer Employee Group (25 persons).......        182,983                9,452

---------------

(1) These amounts represent the portion of actual bonuses awarded to key employees for fiscal 1996 which would be awarded in shares of Common Stock if the 1997 Bonus Plan had been in effect.

(2) Based upon the assumption that the Adjusted Purchase Price for one share of Common Stock on the date of grant was $19.36.

(3) Arthur S. Holmes has agreed voluntarily not to participate in the 1997 Bonus Plan.

                                 OTHER MATTERS

     Representatives of Ernst & Young LLP, the Company's independent auditors, will be present at the Annual Meeting. They will be afforded the opportunity to make a statement at the Annual Meeting, and are expected to be available to respond to appropriate questions. The Board of Directors is not aware of any matter to come before the Annual Meeting other than those mentioned in the Notice of Annual Meeting of Stockholders. If other matters, however, properly come before the Meeting, it is the intention of the persons named in the accompanying Proxy to vote in accordance with their best judgment on such matters insofar as the Proxies are not limited to the contrary.

                           DATE TO SUBMIT STOCKHOLDER
                       PROPOSALS FOR 1998 ANNUAL MEETING

     Any stockholder who wishes to submit a proposal for inclusion in the proxy materials to be distributed by the Company in connection with its Annual Meeting of Stockholders to be held in 1998 must do so no later than December 1, 1997. To be eligible for inclusion in the 1998 proxy materials of the Company, proposals must conform to the requirements set forth in Regulation 14A under the Exchange Act.

     Upon the receipt of a written request from any stockholder, the Company will mail, at no charge to the stockholder, a copy of the Company's Annual Report on Form 10-K, including the financial statements and schedules required to be filed with the Securities and Exchange Commission pursuant to Rule 13a-1 under the Exchange Act, for the Company's most recent fiscal year. Written requests for such Report should be directed to:

                       Treasurer
                       Chart Industries, Inc.
                       35555 Curtis Boulevard
                       Eastlake, Ohio 44095

     You are urged to sign and return your Proxy promptly in the enclosed return envelope to make certain your shares will be voted at the Annual Meeting.

                                            By Order of the Board of Directors

                                            THOMAS F. MCKEE
                                            Secretary

March 31, 1997

                                   EXHIBIT A

                             CHART INDUSTRIES, INC.
                      1997 STOCK OPTION AND INCENTIVE PLAN

SECTION 1.  PURPOSE

     The Chart Industries, Inc. 1997 Stock Option and Incentive Plan, as the same may be amended (the "Plan"), is designed to foster the long-term growth and performance of the Company by: (a) enhancing the Company's ability to attract and retain highly qualified Directors and employees; (b) motivating Directors and employees to serve and promote the long-term interests of the Company and its stockholders through stock ownership and performance-based incentives; and
(c) providing the Company with flexibility to provide stock-based incentives to consultants whose services are anticipated to promote the Company's long-term business objectives. To achieve this purpose, the Plan provides authority for the grant of Stock Options and Stock Appreciation Rights.

SECTION 2.  DEFINITIONS

     (a) "Acquisition Consideration" shall be as defined in Section 12 hereof.

     (b) "Affiliate" shall have the meaning ascribed to that term in Rule 12b-2 promulgated under the Exchange Act.

     (c) "Award" shall mean the grant of Stock Options and Stock Appreciation Rights under this Plan.

     (d) "Award Agreement" shall mean any agreement between the Company and a Participant that sets forth terms, conditions, and restrictions applicable to an Award.

     (e) "Board of Directors" shall mean the Board of Directors of the Company.

     (f) "Change in Control" shall include, but not be limited to: (i) the first purchase of shares by a Third Party pursuant to a tender offer or exchange (other than a tender offer or exchange by the Company) for all or part of the Company's Common Stock of any class or any securities convertible into such Common Stock; (ii) the receipt by the Company of a Schedule 13D or other advice indicating that a Third Party is the "beneficial owner" (as that term is defined in Rule 13d-3 promulgated under the Exchange Act) of 50 percent (50%) or more of the Company's Common Stock calculated as provided in paragraph (d) of said Rule 13d-3; (iii) the date of approval by stockholders of the Company of an agreement providing for any consolidation or merger of the Company in which the Company will not be the continuing or surviving corporation or pursuant to which shares of capital stock of any class, or any securities convertible into such capital stock, of the Company would be converted into cash, securities, or other property, other than a merger of the Company in which the holders of common stock of all classes of the Company immediately prior to the merger would have the same proportion of ownership of common stock of the surviving corporation immediately after the merger; (iv) the date of the approval by stockholders of the Company of any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets of the Company; (v) the adoption of any plan or proposal for the liquidation (but not a partial liquidation) or dissolution of the Company; or (vi) such other event as the Committee shall in its sole and absolute discretion, deem to be a "Change in Control" for purposes of this Plan or any Notice of Award or Award Agreement entered into pursuant hereto. The manner of application and interpretation of the foregoing provisions shall be determined by the Committee in its sole and absolute discretion.

     (g) "Code" shall mean the Internal Revenue Code of 1986, or any law that supersedes or replaces it, as amended from time to time.

     (h) "Committee" shall mean the Compensation Committee of the Board of Directors, or any other committee of the Board of Directors that the Board of Directors authorizes to administer this Plan. The Committee will be constituted in a manner that satisfies the "non-employee director" standard set forth in Rule 16b-3 and the "outside director" requirements of Section 162(m) of the Code.

     (i) "Common Stock" shall mean shares of Common Stock, $.01 par value, of Chart Industries, Inc., including authorized and unissued shares and treasury shares.

     (j) "Company" shall mean Chart Industries, Inc., a Delaware corporation, and its direct and indirect subsidiaries.

     (k) "Director" shall mean a director of Chart Industries, Inc.

     (l) "Exchange Act" shall mean the Securities Exchange Act of 1934, and any law that supersedes or replaces it, as amended from time to time.

     (m) "Fair Market Value" of Common Stock shall mean the value of the Common Stock determined by the Committee, or pursuant to rules established by the Committee on a basis consistent with regulations under the Code.

     (n) "Incentive Stock Option" shall mean a Stock Option that meets the requirements of Section 422 of the Code.

     (o) "Notice of Award" shall mean any notice by the Committee to a Participant that advises the participant of the grant of an Award or sets forth terms, conditions, and restrictions applicable to an Award.

     (p) "Participant" shall mean any person to whom an Award has been granted under this Plan.

     (q) "Person" shall mean an individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture or other entity, or a governmental authority.

     (r) "Rule 16b-3" shall mean Rule 16b-3 promulgated under the Exchange Act, or any rule that supersedes or replaces it, as amended from time to time.

     (s) "Stock Appreciation Right" shall mean an Award granted pursuant to
Section 6(b)(i) hereof.

     (t) "Stock Equivalent Unit" shall mean an Award that is valued by reference to the value of shares of Common Stock.

     (u) "Stock Option" shall mean an Award granted pursuant to Section 6(b)(ii) hereof.

     (v) "Third Party" shall mean any person, group or entity other than Arthur
S. Holmes or Charles S. Holmes.

SECTION 3.  ELIGIBILITY

     All Directors and employees of, and consultants to, the Company and its Affiliates, are eligible for the grant of Awards. The selection of any such persons to receive Awards will be within the discretion of the Committee. More than one Award may be granted to the same person.

     Notwithstanding the foregoing, (i) no member of the Committee shall be eligible to receive Awards under the Plan during the period of his or her service thereon and (ii) any individual that renounces in writing any right that he or she may have to receive Awards under the Plan shall not be eligible to receive any Awards hereunder.

SECTION 4.  SHARES OF COMMON STOCK AVAILABLE FOR AWARDS; ADJUSTMENT

     (a) Number of Shares of Common Stock. The aggregate number of shares of Common stock that may be subject to Awards granted under this Plan during the term of this Plan will be equal to 250,000 shares of Common Stock, subject to any adjustments made in accordance with the terms of this Section 4.

     The assumption of obligations in respect of awards granted by an organization acquired by the Company, or the grant of Awards under this Plan in substitution for any such awards, will not reduce the number of shares of Common Stock available in any fiscal year for the grant of Awards under this Plan.

     Shares of Common Stock subject to an Award that is forfeited, terminated, or canceled without having been exercised (other than shares of Common Stock subject to a Stock Option that is canceled upon the exercise of a related Stock Appreciation Right) will again be available for grant under this Plan, without reducing the number of shares of Common Stock available in any fiscal year for grant of Awards under this Plan, except to the extent that the availability of those shares of Common Stock would cause this Plan or any Awards granted under this Plan to fail to qualify for the exemption provided by Rule 16b-3.

     (b) No Fractional Shares. No fractional shares of Common Stock will be issued, and the Committee will determine the manner in which the value of fractional shares of Common Stock will be treated.

     (c) Adjustment. In the event of any change in the Common Stock by reason of a merger, consolidation, reorganization, recapitalization, or similar transaction, including any transaction described under Section 424(a) of the Code, or in the event of a stock dividend, stock split, or distribution to stockholders (other than normal cash dividends), the Committee will have authority to adjust, in any manner that it deems equitable, the number and class of shares of Common Stock subject to outstanding Awards, the exercise price applicable to outstanding Awards, and the Fair Market Value of the shares of Common Stock and other value determinations applicable to outstanding Awards, including as may be allowed or required under Section 424(a) of the Code.

SECTION 5.  ADMINISTRATION

     (a) Committee. This Plan will be administered by the Committee. The Committee will, subject to the terms of this Plan, have the authority to: (i) select the eligible Directors, employees and consultants who will receive Awards; (ii) grant Awards; (iii) determine the number and types of Awards to be granted to eligible Directors, employees and consultants; (iv) determine the terms, conditions, vesting periods, and restrictions applicable to Awards, including timing and price; (v) adopt, alter, and repeal administrative rules and practices governing this Plan; (vi) interpret the terms and provisions of this Plan and any Awards granted under this Plan, including, where applicable, determining the method of valuing any Award and certifying as to the satisfaction of such Awards; (vii) prescribe the forms of any Notices of Award, Award Agreements, or other instruments relating to Awards; and (viii) otherwise supervise the administration of this Plan.

     (b) Delegation. The Committee may delegate any of its authority to any other person or persons that it deems appropriate, provided the delegation does not cause this Plan or any Awards granted under this Plan to fail to qualify for the exemption provided by Rule 16b-3.

     (c) Decisions Final. All decisions by the Committee, and by any other Person or Persons to whom the Committee has delegated authority, to the extent permitted by law, will be final and binding on all Persons.

     (d) No Liability. Neither the Committee nor any of its members shall be liable for any act taken by the Committee pursuant to the Plan. No member of the Committee shall be liable for the act of any other member.

SECTION 6.  AWARDS

     (a) Grant of Awards. The Committee will determine the type or types of Awards to be granted to each Participant and will set forth in the related Notice of Award or Award Agreement the terms, conditions, vesting periods, and restrictions applicable to each Award. Awards may be granted singly or in combination or tandem with other Awards. Awards may also be granted in replacement of, or in substitution for, other awards granted by the Company, whether or not granted under this Plan. The Company may assume obligations in respect of awards granted by any Person acquired by the Company or may grant Awards in replacement of, or in substitution for, any such awards.

     (b) Types of Awards. Awards may include, but are not limited to, the following:

          (i) Stock Appreciation Rights. A Participant who is granted an Award which is a Stock Appreciation Right shall have the right to receive a payment in cash or shares of Common Stock, equal to the excess of (A) the Fair Market Value, or other specified valuation, of a specified number of shares of Common Stock on the date the right is exercised over (B) the Fair Market Value, or other specified valuation, of such shares of Common Stock on the date the right is granted, all as determined by the Committee. The right may be conditioned upon the occurrence of certain events, such as a Change in Control of the Company, or may be unconditional, as determined by the Committee.

          (ii) Stock Options. A Participant who is granted an Award which is a Stock Option shall have the right to purchase a specified number of shares of Common Stock, during a specified period, and at a specified exercise price, all as determined by the Committee. A Stock Option may be an Incentive Stock Option or a Stock Option that does not qualify as an Incentive Stock Option. In addition to the terms, conditions, vesting periods, and restrictions established by the Committee, Incentive Stock Options must comply with the requirements of Section 422 of the Code. The exercise price of a Stock Option that does not qualify as an Incentive Stock Option may be more or less than the Fair Market Value of the shares of Common Stock on the date the Stock Option is granted.

     (c) Limits on Awards. The maximum aggregate number of shares of Common Stock (i) for which Stock Options may be granted, and (ii) with respect to which Stock Appreciation Rights may be granted, to any particular employee during any calendar year during the term of this Plan is 75,000, subject to adjustment in accordance with Section 4(c).

     (d) Termination of Awards. Any Award granted under this Plan shall expire, and the Participant to whom such Award was granted shall have no further rights with respect thereto, on the tenth anniversary of the date of grant of such Award, or on such earlier date as may be established by the Committee and provided in the Notice of Award or Award Agreement with respect to such Award.

SECTION 7.  DEFERRAL OF PAYMENT

     With the approval of the Committee, the delivery of the shares of Common Stock cash, or any combination thereof subject to an Award may be deferred, either in the form of installments or a single future delivery. The Committee may also permit selected Participants to defer the receipt of some or all of their Awards, as well as other compensation, in accordance with procedures established by the Committee to assure that the recognition of taxable income is deferred under the Code. Deferred amounts may, to the extent permitted by the Committee, be credited as cash or Stock Equivalent Units. The Committee may also establish rules and procedures for the crediting of interest on deferred cash payments and dividend equivalents on Stock Equivalent Units.

SECTION 8.  PAYMENT OF EXERCISE PRICE

     The exercise price of a Stock Option (other than an Incentive Stock Option) and any other Award for which the Committee has established an exercise price may be paid in cash, by the transfer of shares of Common Stock, or by a combination of these methods, as and to the extent permitted by the Committee. The exercise price of an Incentive Stock Option may be paid in cash, by the transfer of shares of Common Stock, or by a combination of these methods, as and to the extent permitted by the Committee but may not be paid by the surrender of all or part of an Award. The Committee may prescribe any other method of paying the exercise price that it determines to be consistent with applicable law and the purpose of this Plan.

SECTION 9.  TAXES ASSOCIATED WITH AWARDS

     Prior to the payment of an Award or upon the exercise or release thereof, the Company may withhold, or require a Participant to remit to the Company, an amount sufficient to pay any federal, state, and local taxes associated with the Award. The Committee may, in its discretion and subject to such rules as the Committee may adopt, permit a Participant to pay any or all taxes associated with the Award (other than an Incentive Stock Option) in cash, by the transfer of shares of Common Stock, or by a combination of these methods. The Committee may permit a Participant to pay any or all taxes associated with an Incentive Stock Option in cash, by the transfer of shares of Common Stock, or by a combination of these methods or by any other method which does not disqualify the option as an Incentive Stock Option under applicable provisions of the Code.

SECTION 10.  TERMINATION OF EMPLOYMENT

     If the employment of a Participant terminates for any reason, all unexercised, deferred, and unpaid Awards may be exercisable or paid only in accordance with rules established by the

Committee or as specified in the particular Award Agreement or Notice of Award. Such rules may provide, as the Committee deems appropriate, for the expiration, continuation, or acceleration of the vesting of all or part of the Awards.

SECTION 11.  TERMINATION OF AWARDS UNDER CERTAIN CONDITIONS

     The Committee may cancel any unexpired, unpaid, or deferred Awards at any time if the Participant is not in compliance with all applicable provisions of this Plan or with any Notice of Award or Award Agreement or if the Participant, without the prior written consent of the Company, engages in any of the following activities:

          (i) Renders services for an organization, or engages in a business, that is, in the judgment of the Committee, in competition with the Company.

          (ii) Discloses to anyone outside of the Company, or uses for any purpose other than the Company's business any confidential information or material relating to the Company, whether acquired by the Participant during or after employment with the Company, in a fashion or with a result that the Committee, in its judgment, deems is or may be injurious to the bet interests of the Company.

     The Committee may, in its discretion and as a condition to the exercise of an Award, require a Participant to acknowledge in writing that he or she is in compliance with all applicable provisions of this Plan and of any Notice of Award or Award Agreement and has not engaged in any activities referred to in clauses (i) and (ii) above.

SECTION 12.  CHANGE IN CONTROL

     In the event of a Change in Control of the Company, the Committee shall have the right, in its sole discretion, to (i) accelerate the exercisability of any Stock Options and Stock Appreciation Rights, notwithstanding any limitations set forth in the Plan; (ii) cancel all outstanding Stock Options and Stock Appreciation Rights in exchange for the kind and amount of shares of the surviving or new corporation, cash, securities, evidences of indebtedness, other property or any combination thereof receivable in respect of one share of Common Stock upon consummation of the transaction in question (the "Acquisition Consideration") that (a) with respect to Awards of Stock Options, the Participant would have received had the Stock Option been exercised prior to such transaction, less the applicable exercise price therefor, and (b) with respect to a Stock Appreciation Right, the Participant would have received had payment therefor been made by the Company prior to such transaction in shares of Common Stock; (iii) cause the Participant to have the right thereafter and during the term of the Stock Option or Stock Appreciation Right, to receive upon exercise thereof the Acquisition Consideration receivable upon the consummation of such transaction by a holder of the number of shares of Common Stock which might have been obtained upon exercise of all or any portion thereof; or (iv) take such other action as it deems appropriate to preserve the value of the Award to the Participant. Alternatively, the Committee shall also have the right to require any purchaser of the Company's assets or stock, as the case may be, to take any of the actions set forth in the preceding sentence as such purchaser may determine to be appropriate or desirable.

SECTION 13. AMENDMENT, SUSPENSION, OR TERMINATION OF THIS PLAN; AMENDMENT OF OUTSTANDING AWARDS

     (a) Amendment, Suspension, or Termination of this Plan. The Board of Directors may amend, suspend, or terminate this Plan at any time; provided, however, that in no event, without the approval of the Company's shareholders, shall any action of the Committee or the Board of Directors result in:

          (i) increasing, except as provided in Section 4(c) hereof, the maximum number of shares of Common Stock that may be subject to Awards granted under the Plan;

          (ii) making any changes which would cause any option granted under the Plan as an Incentive Stock Option not to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code; or

          (iii) making any change which would eliminate the exemption provided by Rule 16b-3 for this Plan and for Awards granted under this Plan.

     (b) Amendment of Outstanding Awards. The Committee may, in its discretion, amend the terms of any Award, prospectively or retroactively, but no such amendment may impair the rights of any Participant without his or her consent. The Committee may, in whole or in part, waive any restrictions or conditions applicable to, or accelerate the vesting of, any Award.

SECTION 14.  AWARDS TO FOREIGN NATIONALS AND EMPLOYEES OUTSIDE THE UNITED STATES

     To the extent that the Committee deems appropriate to comply with foreign law or practice and to further the purpose of this Plan, the Committee may, without amending this Plan, (i) establish special rules applicable to Awards granted to Participants who are foreign nationals, are employed outside the United States, or both, including rules that differ from those established under this Plan, and (ii) grant Awards to such Participants in accordance with those rules.

SECTION 15.  NONASSIGNABILITY

     Unless otherwise determined by the Committee, (i) no Award granted under the Plan may be transferred or assigned by the Participant to whom it is granted other than by will, pursuant to the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code, and (ii) an Award granted under this Plan may be exercised, during the Participant's lifetime, only by the Participant or by the Participant's guardian or legal representative. Notwithstanding the foregoing, no Incentive Stock Option may be transferred or assigned pursuant to a qualified domestic relations order or exercised, during the Participant's lifetime, by the Participant's guardian or legal representative.

SECTION 16.  TERMS OF AWARDS AND RELATED AGREEMENTS NEED NOT BE IDENTICAL

     The form and substance of Awards, Award Agreements and Notices of Awards, whether granted at the same or different times, need not be identical. Subject only to the terms of the Plan, the Committee shall have the authority to prescribe the terms of any Awards and the provisions of any Award Agreements, Notices of Award or other instruments entered into with respect to the same; it being expressly understood that the Committee shall have the authority to include in any such Award Agreements, Notices of Award or other instruments relating to Awards, such represen-tations, warranties, covenants and agreements on behalf of the Company or the participant as it deems necessary or appropriate, including, without limitation, covenants relating to non-competition, non-solicitation and non-disclosure of confidential information.

SECTION 17.  GOVERNING LAW

     The interpretation, validity, and enforcement of this Plan will, to the extent not otherwise governed by the Code or the securities laws of the United States, be governed by the laws of the State of Delaware.

SECTION 18.  NO RIGHTS AS EMPLOYEES/STOCKHOLDERS

     Nothing in the Plan or in any Award Agreement or Notice of Award shall confer upon any Participant any right to continue in the employ of the Company or an Affiliate, or to serve as a member of the Board or to be entitled to receive any remuneration or benefits not set forth in the Plan or such Award Agreement or Notice of Award, or to interfere with or limit either the right of the Company or an Affiliate to terminate the employment of such Participant at any time or the right of the stockholders of the Company to remove him or her as a member of the Board with or without cause. Nothing contained in the Plan or in any Award Agreement or Notice of Award shall be construed as entitling any Participant to any rights of a stockholder as a result of the grant of an Award until such time as shares of Common Stock are actually issued to such Participant pursuant to the exercise of a Stock Option or Stock Appreciation Right.

SECTION 19.  EFFECTIVE AND TERMINATION DATES

     (a) Effective Date. This Plan was approved by the Board of Directors on February 6, 1997 and becomes effective upon adoption by the affirmative vote of the holders of a majority of the voting power of the Company represented by the shares of Common Stock present and eligible to vote, in person or by proxy, at any annual or special meeting of stockholders at which a quorum is present. The Plan shall be deemed to be adopted on the date of such stockholder meeting.

     (b) Termination Date. This Plan will continue in effect until midnight on May 1, 2007; provided, however, that Awards granted on or before that date may extend beyond that date and restrictions and other terms and conditions imposed on Restricted Stock or any other Award granted on or before that date may extend beyond such date.

                                   EXHIBIT B

                             CHART INDUSTRIES, INC.
                             1997 STOCK BONUS PLAN

1.  NAME AND PURPOSE.

     1.1 The name of this plan is the Chart Industries, Inc. 1997 Stock Bonus Plan ("Plan"). The Plan will be maintained by Chart Industries, Inc. (the "Company") to further the growth, success and interests of the Company and the stockholders of the Company by requiring certain management employees of the Company who receive a Qualifying Bonus (as defined in Section 3.3 below) to receive a portion of such Qualifying Bonus in Common Stock, par value $.01 per share, of the Company ("Shares") under the terms and conditions of and in accordance with this Plan, thereby increasing their direct involvement in the future success of the Company.

2.  ADMINISTRATION OF THE PLAN.

     2.1 This Plan shall be administered by the Compensation Committee (the "Committee") of the Board of Directors of the Company which shall consist of at least two (2) directors, each of whom shall be a "non-employee director" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934 and any successor to such rule ("Rule 16b-3"). The Committee may, from time to time, designate one or more persons or agents to carry out any or all of its administrative duties hereunder; provided that none of the duties required to be performed by the Committee under Rule 16b-3 or Section 2.3 of the Plan may be delegated to any other person.

     2.2 The Plan shall be administered and operated on the same annual accounting period as the Company (herein referred to as the "Plan Year"), which presently is the calendar year. The first Plan Year will be deemed to have commenced on January 1, 1997 and to have end on December 31, 1997. In the event that the Company changes its annual accounting period, the Plan Year shall automatically change and the Committee may make such adjustments to the operation of the Plan as appropriate to reflect any short Plan Years, adjustments to the dates that Shares are awarded or any other adjustments that may be appropriate to reflect the change in the Plan Year.

     2.3 The Committee shall interpret the Plan, and to the extent and in the manner contemplated herein, it shall exercise the discretion granted to it. The Committee shall issue from time to time such rules and interpretations as in its judgment are necessary in order to administer the Plan effectively. The Committee shall have the exclusive right in its sole discretion to determine the number of Shares awarded to each participant, to determine the price or prices at which Shares shall be awarded to each participant, to determine the time or times when Shares may be awarded and to prescribe the form, which shall be consistent with this Plan, of the instruments evidencing any award and issuance under this Plan and the legend, if any, to be affixed to the certificates representing Shares issued under this Plan.

3.  ELIGIBLE EMPLOYEES AND PARTICIPATION.

     3.1 Any employee of the Company shall be eligible to participate in the Plan if he has been awarded a Qualifying Bonus as defined in Section 3.3 below for the Plan Year or any portion of the Plan Year.

     3.2 No member of the Board of Directors of the Company, unless he is also an employee of the Company, and no member of the Committee, shall be eligible to participate in the Plan.

     3.3 The words "Qualifying Bonus" shall mean a bonus paid to an employee under one of the Company's Management Incentive Compensation Programs and as such programs may be amended from time to time.

     3.4 Subject to approval by the Board of Directors of the Company, the Committee shall have the specific right to amend the Plan to exclude or include any employee under the Plan upon such terms and conditions as deemed appropriate by the Committee.

4.  STOCK PORTION OF QUALIFYING BONUS.

     4.1 The number of Shares that shall be awarded to a participant who is entitled to receive a Qualifying Bonus shall be determined by dividing the Stock Portion of a participant's Qualifying Bonus by the Adjusted Purchase Price of one Share. The Stock Portion of a participant's Qualifying Bonus shall be determined under a formula according to the participant's Qualifying Bonus amount. Such formula may be reflected in a chart which is adopted and approved by the Compensation Committee each year and is attached hereto as Schedule A to incorporate such chart as if fully set forth herein. The Compensation Committee may adopt as many different formulas and charts as it deems necessary for each class of employees who receive a Qualifying Bonus.

     4.2 The Stock Portion of a participant's Qualifying Bonus shall be determined for each Qualifying Bonus paid with respect to a Plan Year by aggregating the amount of the current Qualifying Bonus together with all the Qualifying Bonuses previously paid with respect to such Plan Year to determine the stock portion for the current Qualifying Bonus.

     4.3 The Adjusted Purchase Price for one Share shall be determined by calculating the average closing price of one Share for the five (5) trading day period ending on the last day of the month immediately preceding the month that includes the date in which payment of the Qualifying Bonus is actually made to the participant, and multiplying such average price by ninety-five percent (95%).

5.  SHARES SUBJECT TO THE PLAN.

     5.1 The Shares which may be awarded and issued to employees under this Plan shall be made available, at the discretion of the Board of Directors, either from authorized and unissued Shares of the Company or from Shares reacquired by the Company, including Shares purchased in the open market.

     5.2 Shares issued to employees under this Plan shall be subject to such terms and conditions as the Committee in its discretion may provide.

     5.3 Subject to the provisions of the succeeding paragraphs of this Section 5, the aggregate number of Shares which may be issued under this Plan shall not exceed one hundred thousand (100,000) Shares. In the event that this limitation applies in a Plan Year, the number of Shares that shall be awarded to an employee shall be that number of Shares equal to the aggregate number of Shares as limited by this Section 5.3 multiplied by a fraction where the numerator is equal to the number of Shares that would have been awarded to such employee without taking into account the limitations in this Section 5.3 and the denominator is equal to the total number of Shares that would have been awarded to all employees without taking into account the limitations in this Section 5.3.

     5.4 In the event that the outstanding Shares shall be changed by reason of shares splits or combinations, recapitalization or reorganizations, or share dividends, the number of Shares and the class or classes of securities which may thereafter be issued under this Plan may be appropriately adjusted as determined by the Committee so as to reflect such change.

     5.5 No fractional Shares shall be awarded under the Plan. In the event that the determination of the number of Shares that a participant is entitled to under the Plan results in a fractional Share, such participant shall be entitled to the number of whole Shares that results from rounding up such determination to the next larger whole Share.

6.  AMENDMENTS.

     6.1 This Plan may be amended at any time by the Board of Directors of the Company, provided, that if this Plan shall have been approved by the stockholders of the Company, no such amendment shall increase the maximum number of Shares that may be issued pursuant to this Plan, except pursuant to Section 5 hereof, without the further approval of such stockholders; and provided further, that no amendment to this Plan shall modify or impair the rights of participants who have been awarded Shares, or who have been granted the right to an award of Shares hereunder prior to any such amendment.

7.  DURATION.

     7.1 This Plan became effective upon its adoption by the Board of Directors for the Plan Year ending December 31, 1997 and shall terminate on December 31, 2001 or such earlier date as may be determined by the Board of Directors; provided, however, that the Plan shall terminate and all awards of Shares under the Plan shall be revoked if, within twelve (12) months of the date of its adoption by the Board of Directors, the Plan does not receive the approval of a majority of the outstanding Shares present in person or by proxy and entitled to vote at a meeting of stockholders of the Company; provided further, that such termination shall not impair the rights of participants to any Award hereunder with respect to the Plan Year ending December 31, 2001, or any earlier Plan Year.

                                   SCHEDULE A

                 Effective for Bonuses Payable for Fiscal Year
                           Beginning January 1, 1997

           INCENTIVE BONUS AMOUNT                             STOCK PORTION OF BONUS
        OVER               BUT NOT OVER
====================================================================================================
  $0                   $25,000                $0
----------------------------------------------------------------------------------------------------
 $25,000               $50,000                10% of total amount of bonus
----------------------------------------------------------------------------------------------------
 $50,000               $100,000               $5,000 plus 15% of amount over $50,000
----------------------------------------------------------------------------------------------------
 $100,000                                     $12,500 plus 20% of amount over $100,000
====================================================================================================

                                  CHART INDUSTRIES, INC.

                      ANNUAL MEETING OF STOCKHOLDERS -- MAY 1, 1997

               THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

              The undersigned hereby (i) appoints Don A. Baines and Thomas F.
    P     McKee and each of them, as Proxy holders and attorneys, with full
    R     power of substitution, to appear and vote all of the shares of Common
    O     Stock of Chart Industries, Inc., which the undersigned shall be
    X     entitled to vote at the Annual Meeting of Stockholders of the Company,
    Y to be held at The Chase Manhattan Bank Building, 270 Park Avenue, 11th Floor, Conference Room A, New York, New York, on May 1, 1997 at 10:00 A.M. (EDT), and at any adjournments or postponements thereof, hereby revoking any and all proxies heretofore given, and (ii) authorizes and directs said Proxy holders to vote all of the shares of Common Stock of the Company represented by this Proxy as follows, with the understanding that if no directions are given below, said shares will be voted FOR the election of the Directors nominated by the Board of Directors, FOR the approval and adoption of the Company's 1997 Stock Option and Incentive Plan and FOR the approval and adoption of the Company's 1997 Stock Bonus Plan.

          1. ELECTION OF DIRECTORS

                     [ ] FOR the nominees listed

                        CHARLES S. HOLMES     LAZZARO G. MODIGLIANI

            (To withhold authority to vote for either nominee, draw a line through that nominee's name for whom authority to vote is withheld)

                                                       (Continued on other side)



      PROXY NO.             (Continued from other side)             SHARES

          2. APPROVAL AND ADOPTION OF THE CHART INDUSTRIES, INC. 1997 STOCK OPTION AND INCENTIVE PLAN

                       [ ] FOR          [ ] AGAINST         [ ] ABSTAIN

          3. APPROVAL AND ADOPTION OF THE CHART INDUSTRIES, INC. 1997 STOCK BONUS PLAN

                       [ ] FOR          [ ] AGAINST         [ ] ABSTAIN

          4. IN THEIR DISCRETION TO ACT ON ANY OTHER MATTER OR MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING

          THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE ABOVE PROPOSALS.

                                                   Please date, sign and return
                                                   promptly in the accompanying
                                                   envelope.

                                                   Dated: ______________, 1997

                                                   ____________________________
                                                            (Signature)

                                                   Your signature to this Proxy
                                                   should be exactly the same as
                                                   the name imprinted hereon.
                                                   Persons signing as executors,
                                                   administrators, trustees or
                                                   in similar capacities should
                                                   so indicate. For joint
                                                   accounts, the name of each
                                                   joint owner must be signed.

                                                   [ ] Check box if you plan on
                                                       attending the meeting.

                                  CHART INDUSTRIES, INC.

                      ANNUAL MEETING OF STOCKHOLDERS -- MAY 1, 1997

    D         The undersigned hereby directs Fidelity Management Trust Company,
    I     Chart Industries, Inc. 401(k) Savings Plan and Investment Trust
    R     Trustee, to vote all of the shares of Common Stock of Chart
    E     Industries, Inc. held for the undersigned's account at the Annual
    C     Meeting of Stockholders of the Company, to be held at The Chase
    T     Manhattan Bank Building, 270 Park Avenue, 11th Floor, Conference Room
    I     A, New York, New York, on May 1, 1997 at 10:00 A.M. (EDT), and at any
    O     adjournments or postponements thereof as specified.
    N
          1. ELECTION OF DIRECTORS
    C
    A                [ ] FOR the nominees listed
    R
    D                   CHARLES S. HOLMES     LAZZARO G. MODIGLIANI

            (To withhold authority to vote for either nominee, draw a line through that nominee's name for whom authority to vote is withheld)

                                                       (Continued on other side)

                                (Continued from other side)

          2. APPROVAL AND ADOPTION OF THE CHART INDUSTRIES, INC. 1997 STOCK OPTION AND INCENTIVE PLAN

                     [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

          3. APPROVAL AND ADOPTION OF THE CHART INDUSTRIES, INC. 1997 STOCK BONUS PLAN

                     [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

          4. IN ITS DISCRETION TO ACT ON ANY OTHER MATTER OR MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING

                                                   Please date, sign and return
                                                   promptly in the accompanying
                                                   envelope.

                                                   Dated: _______________, 1997

                                                  _____________________________
                                                            (Signature)

                                                   Your signature to this
                                                   Direction Card should be
                                                   exactly the same as the name
                                                   imprinted hereon. Persons
                                                   signing as executors,
                                                   administrators, trustees or
                                                   in similar capacities should
                                                   so indicate.

                                                   [ ] Check box if you plan on
                                                       attending the meeting.